                                                                   EXHIBIT 10.72

                               AMENDMENT NO. 3 TO
                         LIMITED FORBEARANCE AGREEMENT

      AMENDMENT NO. 3 dated as of March 30, 2001 (the "Amendment"), to Limited Forbearance Agreement dated as of January 11, 2001, as heretofore amended (the "Forbearance Agreement") among THE KUSHNER-LOCKE COMPANY (the "Borrower"), its subsidiaries (the "Guarantors", and together with the Borrower, the "Credit Parties"), the Lenders party to the Credit Agreement defined below (the "Lenders") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent").

      The Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit, Security, Guaranty and Pledge Agreement, dated as of June 16, 1996, as amended (the "Credit Agreement").

      As set forth in Section 1 of the Forbearance Agreement, Defaults and Events of Default under the Credit Agreement have occurred and are continuing. In order to allow the Borrower additional time to prepare for the proposed sale of its film library and related accounts receivable and to explore various restructuring options, the Borrower has requested that the Agent and the Lenders amend the Forbearance Agreement to (i) extend the Lenders' agreement to forebear from applying collections in respect of the Credit Parties' receivables to repayment of the Loans, (ii) release an additional portion of such collections to fund operating expenses of the Credit Parties and (iii) make certain other modifications to the Forbearance Agreement.

      The Borrower has advised the Agent that the Borrower is proposing to sell to Paul Guez (the "Purchaser") all of the shares of stock and warrants and other rights in The Harvey Entertainment Company currently held by the Company for an aggregate purchase price of $1,250,000 which will be paid in two installments (the "Sale"). The first installment will consist of a cash down payment of $125,000 to be paid upon closing of the proposed sale (the "First Installment"). The Purchaser will pay the balance of the purchase price by delivering a non-interest-bearing promissory note (the "Promissory Note") to the Borrower in the principal amount of $1,125,000 which will be payable within 45 days after delivery thereof, subject to a ten-day grace period (the "Second Installment").

      The Agent and the Lenders have agreed to the foregoing requests, all on the terms and subject to the conditions hereinafter set forth.

      Accordingly, the parties hereby agree as follows:

      1. Defined Terms. All capitalized terms not otherwise defined herein are used as defined in the Forbearance Agreement.

     2. Amendments to Forbearance Agreement. Subject to the satisfaction of the condition precedent set forth in Section 4 hereof, the Forbearance Agreement is hereby amended effective as of the Effective Date (as hereinafter defined) as follows:

          (a) The reference to "April 4, 2001" as the Stated Expiration Date set forth in Section 2 of the Forbearance Agreement is hereby amended to be "May 9, 2001."

          (b) The Disbursement Schedule attached as Exhibit A to the Forbearance Agreement is hereby replaced in its entirety with the Disbursement Schedule attached as Exhibit A to this Amendment.

          (c) The following new paragraph shall be added to Section 5 immediately following clause (iii) thereof:

               "Notwithstanding the provision in Section 4 above, no later than 5:00 p.m. (Los Angeles time) on Tuesday of each week during the Forbearance Period, the Agent shall apply 50% of all amounts, if any, in excess of $2,500,000 on deposit in the Chase Accounts and the Comerica Accounts collectively as of 5:00 p.m. (Los Angeles time) on the Friday of the preceding week towards payment of the Obligations."

     3. Harvey Sale. In connection with the Sale, the Credit Parties hereby covenant and agree to:

          (a) pay, or cause the Purchaser to pay, the portion of the First Installment remaining after deducting the reasonable fees and expenses of the Borrower's counsel directly relating to the Sale directly to one of the Comerica Accounts, and to use amounts so received in accordance with Section 4 of the Forbearance Agreement prior to requesting that the Agent disburse Collected Funds pursuant to Section 5 of the Forbearance Agreement;

          (b) deliver, or cause the Purchaser to deliver, the Promissory Note to the Agent (on behalf of the Lenders) to be held by the Agent as part of the Collateral; and

          (c) pay, or cause the Purchaser to pay, the Second Installment directly to the Cash Collateral Account to be applied in the same manner as other Collected Funds pursuant to the Forbearance Agreement.

     4. Condition to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective unless and until the Agent shall have received counterparts of this Agreement executed by each of the parties hereto.

     5. Full Force and Effect. Except as expressly amended hereby, the Forbearance Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Forbearance Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof," and words of similar import shall, unless the context otherwise requires, mean the Forbearance Agreement as amended by this Amendment.

     6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        BORROWER:

                                        THE KUSHNER-LOCKE COMPANY

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        GUARANTORS:

                                        KL PRODUCTIONS, INC.
                                        POST AND PRODUCTION SERVICES, INC.
                                        TWILIGHT ENTERTAINMENT INC.
                                        KLF GUILD CO.
                                        KLTV DEVELOPMENT CO.
                                        KUSHNER-LOCKE INTERNATIONAL, INC.
                                        KL INTERACTIVE MEDIA, INC.
                                        DAYTON WAY PICTURES III, INC.


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        KLC/NEW CITY
                                        By its General Partner
                                        THE KUSHNER-LOCKE COMPANY


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                    LENDERS:

Executed in                         THE CHASE MANHATTAN BANK (formerly
New York, New York                  known as Chemical Bank), as Agent


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:


                                    NIB CAPITAL BANK N.V. (formerly known as
                                    De Nationale Investeringsbank N.V.


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    COMERCIA BANK -- CALIFORNIA



                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    FAR EAST NATIONAL BANK



                                    By:
                                       --------------------------------
                                       Name:
                                       Title:



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